Exhibit 99.2

ANNUAL SUPPLEMENTAL DATA

As of December 31, 2021

Statements in this press release that are not strictly historical are “forward-looking” statements. These statements generally are characterized by the use of terms such as "believe," "expect," "intend," "may," "estimated," or other similar words or expressions. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, the potential impacts of the COVID-19 pandemic on the company's business operations, financial results and financial position on the world economy, general economic conditions, local real estate conditions, changes in interest rates, increases in operating costs, the preferences and financial condition of the company's tenants, the availability of capital, risks related to the company's status as a REIT. Additional information concerning these and other factors that could cause actual results to differ materially from these forward-looking statements is contained from time to time in the company’s Securities and Exchange Commission (the “Commission”) filings, including, but not limited to, the company’s Annual Report on Form 10-K for the year ended December 31, 2021 . Copies of each filing may be obtained from the company or the Commission. Such forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. National Retail Properties, Inc. undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

INCOME STATEMENT SUMMARY

(in thousands, except per share data)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021		2020
Revenues:
Rental income	$186,633	$162,902	$723,859		$658,793
Interest and other income from real estate transactions	628	382	2,548		1,888
	187,261	163,284	726,407		660,681
Operating expenses:
General and administrative	9,947	9,247	44,640		38,161
Real estate	7,520	8,059	28,385		28,362
Depreciation and amortization	53,389	49,095	205,220		196,623
Leasing transaction costs	57	40	203		76
Impairment losses – real estate, net of recoveries	7,310	4,380	21,957		37,442
Executive retirement costs	—	1,766	—		1,766
	78,223	72,587	300,405		302,430
Gain on disposition of real estate	5,159	2,601	23,094		16,238
Earnings from operations	114,197	93,298	449,096		374,489
Other expenses (revenues):
Interest and other income	(57)	(73)	(216)		(417)
Interest expense	36,684	32,084	137,874	(1)	129,431	(2)
Loss on early extinguishment of debt	—	—	21,328		16,679
	36,627	32,011	158,986		145,693
Net earnings	77,570	61,287	290,110		228,796
Loss attributable to noncontrolling interests	—	—	3		3
Net earnings attributable to NNN	77,570	61,287	290,113		228,799
Series F preferred stock dividends	(1,544)	(4,485)	(14,999)		(17,940)
Excess of redemption value over carrying value of preferred shares redeemed	(10,897)	—	(10,897)		—
Net earnings available to common stockholders	$65,129	$56,802	$264,217		$210,859

Weighted average common shares outstanding:
Basic	174,750	173,310	174,711		172,110
Diluted	174,868	173,453	174,819		172,217

Net earnings per share available to common stockholders:
Basic	$0.37	$0.33	$1.51		$1.22
Diluted	$0.37	$0.33	$1.51		$1.22

(1)	Includes $2,078 in connection with the redemption of 3.30% senior unsecured notes due 2023 for the year ended December 31, 2021
(2)	Includes $2,291 in connection with the redemption of 3.80% senior unsecured notes due 2022 for the year ended December 31, 2020

FUNDS FROM OPERATIONS (FFO)

(in thousands, except per share data)

(unaudited)

	Quarter Ended			Year Ended
	December 31,			December 31,
	2021	2020		2021	2020
Net earnings available to common stockholders	$65,129	$56,802	(1)	$264,217	$210,859	(1)
Real estate depreciation and amortization	53,249	48,984		204,753	196,173
Gain on disposition of real estate	(5,159)	(2,601)		(23,094)	(16,238)
Impairment losses – depreciable real estate, net of recoveries	7,310	4,380		21,957	37,442
Total FFO adjustments	55,400	50,763		203,616	217,377
FFO available to common stockholders	$120,529	$107,565		$467,833	$428,236

FFO per common share:
Basic	$0.69	$0.62		$2.68	$2.49
Diluted	$0.69	$0.62		$2.68	$2.49

(1) Includes the write-off of $7,034 (or $0.04 per share) and $21,792 (or $0.12 per share) of receivables due to reclassifying certain tenants as cash basis for accounting purposes during the quarter and year ended December 31, 2020, respectively.

CORE FUNDS FROM OPERATIONS

(in thousands, except per share data)

(unaudited)

	Quarter Ended			Year Ended
	December 31,			December 31,
	2021	2020		2021	2020
Net earnings available to common stockholders	$65,129	$56,802	(1)	$264,217	$210,859	(1)
Total FFO adjustments	55,400	50,763		203,616	217,377
FFO available to common stockholders	120,529	107,565		467,833	428,236

Executive retirement costs	—	1,766		—	1,766
Loss on early extinguishment of debt	—	—		21,328	16,679
Excess of redemption value over carrying value of preferred shares redeemed	10,897	—		10,897	—
Total Core FFO adjustments	10,897	1,766		32,225	18,445
Core FFO available to common stockholders	$131,426	$109,331		$500,058	$446,681

Core FFO per common share:
Basic	$0.75	$0.63		$2.86	$2.60
Diluted	$0.75	$0.63		$2.86	$2.59

(1) Includes the write-off of $7,034 (or $0.04 per share) and $21,792 (or $0.12 per share) of receivables due to reclassifying certain tenants as cash basis for accounting purposes during the quarter and year ended December 31, 2020, respectively.

ADJUSTED FUNDS FROM OPERATIONS (AFFO)

(in thousands, except per share data)

(unaudited)

	Quarter Ended				Year Ended
	December 31,				December 31,
	2021		2020		2021		2020
Net earnings available to common stockholders	$65,129		$56,802	(1)	$264,217		$210,859	(1)
Total FFO adjustments	55,400		50,763		203,616		217,377
Total Core FFO adjustments	10,897		1,766		32,225		18,445
Core FFO available to common stockholders	131,426		109,331		500,058		446,681

Straight-line accrued rent, net of reserves	2,046		7,437		21,137		(26,027)
Net capital lease rent adjustment	79		66		340		210
Below-market rent amortization	(280)		(175)		(710)		(887)
Stock based compensation expense	1,975		3,275		14,295		12,855
Capitalized interest expense	(114)		(170)		(328)		(1,388)
Total AFFO adjustments	3,706		10,433		34,734		(15,237)
AFFO available to common stockholders	$135,132	(2)	$119,764	(3)	$534,792	(2)	$431,444	(3)

AFFO per common share:
Basic	$0.77	(2)	$0.69	(3)	$3.06	(2)	$2.51	(3)
Diluted	$0.77	(2)	$0.69	(3)	$3.06	(2)	$2.51	(3)

(1)
Includes the write-off of $7,034 (or $0.04 per share) and $21,792 (or $0.12 per share) of receivables due to reclassifying certain tenants as cash basis for accounting purposes during the quarter and year ended December 31, 2020, respectively.
(2)
Amounts include ($2,949) and ($24,945) of net straight-line accrued rent from net rent deferral repayments from the COVID-19 rent deferral lease amendments for the quarter and year ended December 31, 2021, respectively. Excluding such, AFFO per common share would have been $0.76 and $2.92 for the quarter and year ended December 31, 2021, respectively.
(3)
Amounts include ($2,507) and $30,474 of net straight-line accrued rent from net rent deferrals (repayments) from the COVID-19 rent deferral lease amendments for the quarter and year ended December 31, 2020, respectively. Excluding such, AFFO per common share results would have been $0.68 and $2.68 for the quarter and year ended December 31, 2020, respectively.

OTHER INFORMATION

(in thousands, except per share data)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Rental income from operating leases(1)	$181,078	$157,408	$703,865	$639,265
Earned income from direct financing leases(1)	$154	$160	$623	$647
Percentage rent(1)	$176	$114	$706	$842

Real estate expense reimbursement from tenants(1)	$5,225	$5,220	$18,665	$18,039
Real estate expenses	(7,520)	(8,059)	(28,385)	(28,362)
Real estate expenses, net of tenant reimbursements	$(2,295)	$(2,839)	$(9,720)	$(10,323)

Amortization of debt costs	$1,164	$1,085	$5,186	$5,009
Scheduled debt principal amortization (excluding maturities)	$161	$153	$630	$596
Non-real estate depreciation expense	$116	$114	$451	$461
(1)
For the quarter and year ended December 31, 2021, the aggregate of such amounts is $186,633 and $723,859, respectively, classified as rental income on the income statement summary. For the quarter and year ended December 31, 2020, the aggregate of such amounts is $162,902 and $658,793, respectively.

EBITDA

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (dollars in thousands):

	Quarter Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net earnings attributable to NNN	$77,570	$61,287	$290,113	$228,799
Interest expense	36,684	32,084	137,874	129,431
Depreciation and amortization	53,389	49,095	205,220	196,623
Gain on disposition of real estate	(5,159)	(2,601)	(23,094)	(16,238)
Impairment losses – real estate, net of recoveries	7,310	4,380	21,957	37,442
Loss attributable to noncontrolling interests	—	—	(3)	(3)
EBITDA	$169,794	$144,245	$632,067	$576,054

BALANCE SHEET

(in thousands, except per share data)

(unaudited)

	December 31, 2021	December 31, 2020
Assets:
Real estate portfolio	$7,444,289	$7,212,655
Real estate held for sale	5,557	5,671
Cash and cash equivalents	171,322	267,236
Receivables, net of allowance of $782 and $835, respectively	3,154	4,338
Accrued rental income, net of allowance of $4,587 and $6,947, respectively	31,942	53,958
Debt costs, net of accumulated amortization of $19,377 and $17,294, respectively	7,443	1,917
Other assets	87,347	92,069
Total assets	$7,751,054	$7,637,844

Liabilities:
Line of credit payable	$—	$—
Mortgages payable, including unamortized premium and net of unamortized debt costs	10,697	11,395
Notes payable, net of unamortized discount and unamortized debt costs	3,735,769	3,209,527
Accrued interest payable	23,923	19,401
Other liabilities	79,002	78,217
Total liabilities	3,849,391	3,318,540

Stockholders’ equity of NNN	3,901,662	4,319,300
Noncontrolling interests	1	4
Total equity	3,901,663	4,319,304

Total liabilities and equity	$7,751,054	$7,637,844

Common shares outstanding	175,636	175,233

Gross leasable area, Property Portfolio (square feet)	32,753	32,461

DEBT SUMMARY

As of December 31, 2021 (in thousands):

Unsecured Debt	Principal	Principal, Net of Unamortized Discount	Stated Rate	Effective Rate	Maturity Date
Line of credit payable	$—	$—	L + 77.5 bps	—%	June 2025

Unsecured notes payable:
2024	350,000	349,801	3.900%	3.924%	June 2024
2025	400,000	399,583	4.000%	4.029%	November 2025
2026	350,000	347,909	3.600%	3.733%	December 2026
2027	400,000	398,995	3.500%	3.548%	October 2027
2028	400,000	397,944	4.300%	4.388%	October 2028
2030	400,000	398,921	2.500%	2.536%	April 2030
2048	300,000	295,982	4.800%	4.890%	October 2048
2050	300,000	294,160	3.100%	3.205%	April 2050
2051	450,000	441,721	3.500%	3.602%	April 2051
2052	450,000	439,636	3.000%	3.118%	April 2052
Total	3,800,000	3,764,652

Total unsecured debt(1)	$3,800,000	$3,764,652

Debt costs		$(38,145)
Accumulated amortization		9,262
Debt costs, net of accumulated amortization		(28,883)
Notes payable, net of unamortized discount and unamortized debt costs		$3,735,769

(1) Unsecured notes payable have a weighted average interest rate of 3.7% and a weighted average maturity of 14.7 years

DEBT SUMMARY (continued)

As of December 31, 2021 (in thousands):DEBT SUMMARYEBT SUMMARY

Mortgages Payable	Principal Balance	Interest Rate	Maturity Date
Mortgage(1)	$10,719	5.230%	July 2023

Debt costs	(147)
Accumulated amortization	125
Debt costs, net of accumulated amortization	(22)
Mortgages payable, including unamortized premium and net of unamortized debt costs	$10,697

(1) Includes unamortized premium

Total Gross Book Assets
($8,953.2 Million)

Unsecured Debt
39.8%
Common
Equity
60.1%
Secured Debt
0.1%

CREDIT METRICS (1)

Ratings: Moody's Baa1; S&P BBB+

	2017	2018	2019	2020	2021
Debt / Total assets (gross book)	35.3%	34.6%	35.3%	34.4%	39.9%
Debt + preferred / Total assets (gross book)	44.0%	42.6%	39.3%	38.4%	39.9%
Debt / EBITDA (last quarter annualized)	4.9	4.8	4.9	5.0	5.2
Debt + Pref Stock / EBITDA	6.1	5.9	5.5	5.5	5.2
EBITDA / Interest expense (cash)	4.7	4.8	5.0	4.6	4.7
EBITDA / Fixed charges (cash)	3.5	3.7	4.0	4.0	4.3

(1) Debt amounts used in calculations are net of cash balances.

CREDIT FACILITY AND NOTES COVENANTS

The following is a summary of key financial covenants for the company's unsecured credit facility and notes, as defined and calculated per the terms of the facility's credit agreement and the notes' governing documents, respectively, which are included in the company's filings with the Commission. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of December 31, 2021, the company believes it is in compliance with the covenants.

Unsecured Credit Facility Key Covenants	Required	December 31, 2021
Maximum leverage ratio	< 0.60	0.37
Minimum fixed charge coverage ratio	> 1.50	4.48
Maximum secured indebtedness ratio	< 0.40	N/C
Unencumbered asset value ratio	> 1.67	2.78
Unencumbered interest ratio	> 1.75	4.94

Unsecured Notes Key Covenants	Required	December 31, 2021
Limitation on incurrence of total debt	≤ 60%	40.6%
Limitation on incurrence of secured debt	≤ 40%	0.1%
Debt service coverage ratio	≥ 1.50	4.57
Maintenance of total unencumbered assets	≥ 150%	246%

LONG-TERM DIVIDEND HISTORY

32 Consecutive Years of Dividend Increases
(Third longest of all publicly traded REITs)
Dividends Paid Per Share
$2.15
$2.10
$2.05
$2.00
$1.95
$1.90
$1.85
$1.80
$1.75
$1.70
$1.65
$1.60
$1.55
$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

PROPERTY ACQUISITIONS

(dollars in thousands)

	Year Ended December 31,
	2021	2020
Total dollars invested(1)	$555,415	$179,967
Number of Properties	156	63
Gross leasable area (square feet)(2)	1,341,000	449,000
Cash cap rate	6.5%	6.5%
Weighted average lease term	18.2	18.3
(1)
Includes dollars invested in projects under construction or tenant improvements for each respective year.
(2)
Includes additional square footage from completed construction on existing Properties.

PROPERTY DISPOSITIONS

(dollars in thousands)

	Year Ended December 31,
	2021			2020
	Occupied	Vacant	Total	Occupied	Vacant	Total
Number of properties	34	40	74	25	13	38
Gross leasable area (square feet)	429,000	586,000	1,015,000	240,000	185,000	425,000
Acquisition costs	$93,172	$91,947	$185,119	$39,390	$26,903	$66,293
Net book value	$61,489	$40,061	$101,550	$22,754	$12,870	$35,624
Net sale proceeds	$78,018	$44,000	$122,018	$40,992	$13,496	$54,488
Cash cap rate	7.4%	—	7.4%	6.1%	—	6.1%

LEASE EXPIRATIONS

	% of Total(1)	# of Properties	Gross Leasable Area (2)		% of Total(1)	# of Properties	Gross Leasable Area (2)
2022	2.8%	75	739,000	2028	4.7%	157	1,245,000
2023	2.6%	113	1,402,000	2029	2.8%	71	987,000
2024	3.3%	93	1,455,000	2030	3.7%	106	1,194,000
2025	5.9%	192	2,013,000	2031	8.3%	190	2,781,000
2026	5.5%	217	2,139,000	2032	5.1%	165	1,396,000
2027	8.5%	224	3,375,000	Thereafter	46.8%	1,586	13,669,000

(1)
Based on the annual base rent of $713,169,000, which is the annualized base rent for all leases in place as of December 31, 2021.
(2)
Square feet.

- Lease Expirations as a Percentage of Annualized Base Rent -
(weighted average remaining lease term is 10.6 years)
Percentage of Annualized Base Rent
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
Thereafter
Lease Expirations

TOP 20 LINES OF TRADE

		As of December 31, 2021		As of December 31, 2020
	Lines of Trade	% of Total(1)	# of Properties	% of Total(2)	# of Properties
1.	Convenience stores	17.9%	654	18.2%	649
2.	Automotive service	12.3%	449	10.3%	373
3.	Restaurants – full service	9.8%	421	10.5%	445
4.	Restaurants – limited service	9.4%	603	9.7%	568
5.	Family entertainment centers	5.9%	91	5.9%	98
6.	Health and fitness	5.2%	33	5.3%	34
7.	Theaters	4.5%	33	4.4%	32
8.	Recreational vehicle dealers, parts and accessories	3.9%	47	3.5%	38
9.	Equipment rental	3.2%	95	2.6%	80
10.	Automotive parts	3.0%	155	3.1%	156
11.	Wholesale clubs	2.5%	12	2.6%	11
12.	Home improvement	2.5%	50	2.6%	49
13.	Medical service providers	2.0%	83	2.2%	85
14.	Furniture	1.7%	45	1.7%	46
15.	General merchandise	1.7%	73	1.7%	73
16.	Consumer electronics	1.5%	17	1.5%	16
17.	Home furnishings	1.5%	15	1.6%	15
18.	Travel plazas	1.5%	25	1.5%	25
19.	Automobile auctions, wholesale	1.3%	14	1.1%	12
20.	Drug stores	1.3%	32	1.5%	35
	Other	7.4%	276	8.5%	303
	Total	100.0%	3,223	100.0%	3,143

(1) Based on the annual base rent of $713,169,000, which is the annualized base rent for all leases in place as of December 31, 2021.

(2) Based on the annual base rent of $675,120,000, which is the annualized base rent for all leases in place as of December 31, 2020.

TOP 10 STATES

	State	% of Total(1)		State	% of Total(1)
1.	Texas	16.9%	6.	Georgia	4.6%
2.	Florida	8.6%	7.	Indiana	4.0%
3.	Ohio	5.5%	8.	Tennessee	3.8%
4.	Illinois	5.5%	9.	Virginia	3.4%
5.	North Carolina	4.7%	10.	California	3.3%

(1) Based on the annual base rent of $713,169,000, which is the annualized base rent for all leases in place as of December 31, 2021.

PORTFOLIO BY REGION

As a percentage of annual base rent - December 31, 2021

South
23.0%
Northeast
14.3%
Rocky Mountain
6.3%
West
4.5%
Southeast
26.7%
Midwest
25.2%

TOP TENANTS

Creditworthy Retailers

▪
17.9% of annual base rent is from tenants with investment grade rated debt
▪
75.9% of annual base rent is from tenants that are publicly traded and/or have rated debt
▪
Top 25 tenants (55.5% of annual base rent) operate an average of 1,063 stores each

Top 20 Tenants

	Tenant	# of Properties	% of Total(1)
1.	7-Eleven	139	4.9%
2.	Mister Car Wash	121	4.6%
3.	Camping World	44	3.8%
4.	LA Fitness	30	3.7%
5.	GPM Investments (Convenience Stores)	152	3.2%
6.	Flynn Restaurant Group (Taco Bell/Arby's)	204	3.1%
7.	AMC Theatre	20	2.9%
8.	Couche Tard (Pantry)	82	2.7%
9.	BJ's Wholesale Club	12	2.5%
10.	Sunoco	59	2.1%
11.	Mavis Tire Express Services	123	2.1%
12.	Frisch's Restaurants	69	1.9%
13.	Main Event	18	1.8%
14.	Fikes (Convenience Stores)	59	1.7%
15.	Chuck E. Cheese's	53	1.5%
16.	Life Time Fitness	3	1.5%
17.	Best Buy	16	1.5%
18.	Bob Evans	106	1.5%
19.	Dave & Buster's	11	1.4%
20.	Pull-A-Part	20	1.3%

(1) Based on the annual base rent of $713,169,000, which is the annualized base rent for all leases in place as of December 31, 2021.

SAME STORE RENTAL INCOME

(dollars in thousands)

Same Store Rental Income – Properties (Cash Basis) (1)
Number of properties	2,995
Year ended December 31, 2021	$681,808
Year ended December 31, 2020	$596,137
Change (in dollars)	$85,671
Change (percent)	14.4%

(1) Includes all properties owned for current and prior year period excluding any properties under development or re-development.

LEASING DATA

(dollars in thousands)

Year Ended December 31, 2021	Renewals With Same Tenant(1)	Vacancy Re-Lease To New Tenant	Releasing Totals
Number of leases	122	30	152
Prior cash rents	$31,183	$7,226	$38,409
New cash rents	$29,774	$5,723	$35,497	(2)
Recovery rate	95.5%	79.2%	92.4%

Tenant improvements	$1,659	$3,573	$5,232

(1)
Long-term renewal rate for the period of 2010 through 2020 was 83.7%.
(2)
Represents 5.0% of total annualized base rent as of December 31, 2021.

OTHER PROPERTY PORTFOLIO DATA

As of December 31, 2021

Tenant Financials

	# of Properties	% of Annual Base Rent (1)
Property Level Financial Information	2,716	81%
Tenant Corporate Financials	2,503	79%

Rent Increases	% of Annual Base Rent (1)
	Annual	Five Year	Other	Total
CPI	35%	46%	1%	82%
Fixed	2%	11%	1%	14%
No increases	—	—	4%	4%
	37%	57%	6%	100%

Lease Structure

•
91.8% of the company's annual base rent is from triple net leases leases
•
95.2% of the company's annual base rent is from triple net leases or double net leases (with roof warranty)
•
28.1% of the company's annual base rent is from master leases
•
96.4% of the company's annual base rent is from leases containing future lease renewal options
•
0.3% of the company's annual base rent is from leases containing purchase options

(1) Based on the annual base rent of $713,169,000, which is the annualized base rent for all leases in place as of December 31, 2021.

EARNINGS GUIDANCE

Guidance is based on current plans and assumptions and subject to risks and uncertainties more fully described in this press release and the company's reports filed with the Securities and Exchange Commission.

2022 Guidance
Net earnings per common share excluding any gains on disposition of real estate, impairment charges, and executive retirement costs	$1.76 - $1.82 per share
Real estate depreciation and amortization per share	$1.18 per share
Core FFO per share	$2.93 - $3.00 per share
AFFO per share(1)	$3.01 - $3.07 per share
General and administrative expenses	$42 - $44 Million
Real estate expenses, net of tenant reimbursements	$10 - $12 Million
Acquisition volume	$550 - $650 Million
Disposition volume	$80 - $100 Million

(1) Estimates include the net straight-line accrued rent impact of the net rent repayment from the COVID-19 rent deferral lease amendments of $5.4 million for 2022. Excluding such, AFFO per common share guidance would have been $2.98 - $3.04 for 2022.

COVID-19 METRICS

Collections

The following table details NNN's rent collections as of January 31, 2022, excluding the repayment of amounts previously deferred according to the rent deferral lease amendments:

	Quarter Ended
	March 31, 2021(1)	June 30, 2021(2)	September 30, 2021(3)	December 31, 2021(4)
Collected, as of January 31, 2022	97.7%	99.1%	99.2%	99.4%
Deferred	1.6%	0.6%	0.4%	0.1%
Abated	0.1%	—	—	—
Outstanding, as of January 31, 2022	0.6%	0.3%	0.4%	0.5%
Total	100.0%	100.0%	100.0%	100.0%

As a percentage of annual base rent, which is the annualized base rent for all leases in place.

(1)
$684,283,000 as of March 31, 2021
(2)
$689,364,000 as of June 30, 2021
(3)
$706,162,000 as of September 30, 2021
(4)
$713,169,000 as of December 31, 2021

Collections by Line of Trade

The following table details NNN's rent collections received as of January 31, 2022, excluding the repayment of amounts previously deferred according to the rent deferral lease amendments, by NNN's top 20 lines of trade:

			% of Rent Collected
		% of Total	Quarter Ended
	Lines Of Trade	Annual Base Rent(4)	March 31, 2021(1)	June 30, 2021(2)	September 30, 2021(3)	December 31, 2021(4)
1.	Convenience stores	17.9%	100.0%	99.9%	99.8%	100.0%
2.	Automotive service	12.3%	99.5%	99.7%	99.7%	99.5%
3.	Restaurants – full service	9.8%	91.7%	93.9%	94.8%	97.3%
4.	Restaurants – limited service	9.4%	99.9%	99.7%	99.7%	99.6%
5.	Family entertainment centers	5.9%	99.9%	99.9%	99.9%	99.9%
6.	Health and fitness	5.2%	94.3%	99.6%	100.0%	98.9%
7.	Theaters	4.5%	77.3%	97.1%	99.8%	99.9%
8.	Recreational vehicle dealers, parts and accessories	3.9%	100.0%	100.0%	99.8%	99.9%
9.	Equipment rental	3.2%	100.0%	100.0%	100.0%	100.0%
10.	Automotive parts	3.0%	100.0%	100.0%	98.3%	99.7%
11.	Wholesale clubs	2.5%	99.5%	100.0%	99.5%	100.0%
12.	Home improvement	2.5%	100.0%	100.0%	100.0%	100.0%
13.	Medical service providers	2.0%	99.8%	98.8%	98.5%	98.4%
14.	Furniture	1.7%	99.1%	98.7%	99.8%	100.0%
15.	General merchandise	1.7%	99.3%	99.5%	100.0%	100.0%
16.	Consumer electronics	1.5%	100.0%	100.0%	100.0%	100.0%
17.	Home furnishings	1.5%	100.0%	100.0%	100.0%	100.0%
18.	Travel plazas	1.5%	100.0%	100.0%	100.0%	98.9%
19.	Automobile auctions, wholesale	1.3%	100.0%	100.0%	100.0%	99.9%
20.	Drug stores	1.3%	100.0%	100.0%	100.0%	100.0%
	Other	7.4%	99.6%	99.3%	97.9%	98.4%
	Total	100.0%	97.7%	99.1%	99.2%	99.4%

As a percentage of annual base rent, which is the annualized base rent for all leases in place.

(1)
$684,283,000 as of March 31, 2021
(2)
$689,364,000 as of June 30, 2021
(3)
$706,162,000 as of September 30, 2021
(4)
$713,169,000 as of December 31, 2021

The following table outlines the rent deferred and corresponding scheduled repayment by quarter of the rent deferral lease amendments executed as of December 31, 2021 (dollars in thousands):

		Deferred				Scheduled Repayment
		Accrual Basis	Cash Basis	Total	% of Total	Accrual Basis	Cash Basis	Total	% of Total	Cumulative Total
2020		$33,594	$18,425	$52,019	91.7%	$3,239	$20	$3,259	5.7%	5.7%

2021	Q1	678	2,018	2,696	4.7%	10,059	610	10,669	18.8%	24.5%
	Q2	278	750	1,028	1.8%	8,599	1,751	10,350	18.2%	42.7%
	Q3	34	750	784	1.4%	4,328	1,740	6,068	10.7%	53.4%
	Q4	—	250	250	0.4%	2,949	1,740	4,689	8.3%	61.7%
		990	3,768	4,758	8.3%	25,935	5,841	31,776	56.0%	61.7%

2022	Q1	—	—	—	—	1,780	2,283	4,063	7.2%	68.9%
	Q2	—	—	—	—	1,729	2,284	4,013	7.1%	76.0%
	Q3	—	—	—	—	1,201	2,284	3,485	6.1%	82.1%
	Q4	—	—	—	—	681	2,284	2,965	5.2%	87.3%
		—	—	—	—	5,391	9,135	14,526	25.6%	87.3%

2023		—	—	—	—	19	3,334	3,353	5.9%	93.2%

2024		—	—	—	—	—	1,932	1,932	3.4%	96.6%

2025		—	—	—	—	—	1,931	1,931	3.4%	100.0%

		$34,584	$22,193	$56,777		$34,584	$22,193	$56,777